UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the
 Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2022 (July 25, 2022)
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IQVIA HOLDINGS INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-35907	27-1341991
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4820 Emperor Blvd.
Durham, North Carolina 27703
(Address of principal executive offices)

Registrant’s telephone number, including area code: (919) 998-2000

Not Applicable
 (Former name or former address, if changed since last report.)
 ______________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on which Registered
Common Stock, par value $0.01 per share	“IQV”	New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Keriann Cherofsky as Senior Vice President, Corporate Controller (Principal Accounting Officer) of the Company

IQVIA Holdings Inc. (the “Company”) announced today the appointment of Keriann Cherofsky as Senior Vice President, Corporate Controller and principal accounting officer of the Company, effective August 1, 2022. Ms. Cherofsky, age 38, brings 16 years of relevant experience to her new role. From March 2019 to August 2022, she served as Assistant Controller of the Company. From November 2015 to March 2019, she led SEC reporting as Executive Director of JPMorgan Chase & Co. Prior to this, beginning in September 2006, she held various positions of increasing responsibility in PricewaterhouseCoopers LLP’s banking and capital markets assurance practice, most recently as Senior Manager.

Under the terms of her offer, Ms. Cherofsky will receive an annual base salary of $335,000, with an annual incentive target of 50% of her base salary, subject to the terms and conditions of the Company’s annual incentive plan. Ms. Cherofsky will also receive a long-term incentive award having an aggregate grant date fair value of $285,000, comprised of performance shares that will be earned over the three-year period from January 1, 2022 through December 31, 2024, stock appreciation rights that vest ratably on each of the first three anniversaries following the grant date, and restricted stock units that vest ratably on each of the first three anniversaries following the grant date, subject to the terms and conditions of the Company’s 2017 Incentive and Stock Award Plan. Ms. Cherofsky will also continue to be eligible to participate in the Company’s standard benefits plans in the U.S. in accordance with their terms.

On July 25, 2022, Emmanuel Korakis, Senior Vice President, Corporate Controller and Treasurer, informed the Company of his intention to leave the Company to become Chief Financial Officer of Presidio, Inc. Mr. Korakis’ last day will be July 31, 2022.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 29, 2022

IQVIA HOLDINGS INC.

By:	/s/ Eric M. Sherbet
Eric M. Sherbet
Executive Vice President, General Counsel and Secretary